UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2011

SCRIPPS NETWORKS INTERACTIVE, INC.

(Exact name of Registrant as specified in its charter)

Ohio	1-34004	61-1551890
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

312 Walnut Street Cincinnati, Ohio		45202
(Address of principal executive offices)		(Zip code)

(513) 824-3200

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 23, 2011, certain executive officers of Scripps Networks Interactive, Inc. (the “Company”) entered into pre-arranged stock trading plans (“Rule 10b5-1 Plans”). A Rule 10b5-1 Plan permits individuals who are not in possession of material, non-public information at the time the plan is adopted to establish pre-arranged plans to buy or sell company stock. A Rule 10b5-1 Plan allows individuals to achieve asset diversification and also facilitates tax planning. All transactions under these 10b5-1 Plans will be publicly disclosed in accordance with the filing requirements of the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCRIPPS NETWORKS INTERACTIVE, INC.

Date: September 26, 2011	By:	/s/ Joseph G. NeCastro
Joseph G. NeCastro
Chief Administrative Officer and Chief Financial Officer

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